Exhibit 10.1

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 7, 2026 (this “Agreement”), is among SUNSTONE HOTEL PARTNERSHIP, LLC, a Delaware limited liability company (the “Borrower”), SUNSTONE HOTEL INVESTORS, INC., a Maryland corporation (“Parent”), the other Loan Parties party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Administrative Agent”), and each of the Lenders party hereto (constituting Requisite Lenders).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement, dated as of September 24, 2025 (as amended, restated, modified or supplemented prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as modified hereby and as further amended from time to time in accordance with the terms thereof, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders enter into this Agreement to amend the Existing Credit Agreement as more particularly set forth herein, and the Administrative Agent and the Lenders party hereto (constituting Requisite Lenders) have agreed to do so subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.

AMENDMENTS. Pursuant to Section 13.6 of the Existing Credit Agreement, the parties hereto agree that, as of the First Amendment Effective Date, Section 10.10 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

1.1 Section 10.10 Derivatives Contracts. The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, enter into or become obligated in respect of Derivatives Contracts other than (i) Derivatives Contracts entered into by the Parent, the Borrower, any such Loan Party or any such Subsidiary in the ordinary course of business and which establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated by the Parent, the Borrower, such other Loan Party or such other Subsidiary, and (ii) any agreement, commitment or arrangement for the sale of Equity Interests issued by the Parent at a future date that could be discharged solely by (x) delivery of the Parent’s Equity Interests (other than Mandatorily Redeemable Stock), or (y) solely at Parent’s option made at any time, payment of the net cash value of such Equity Interests at the time, irrespective of the form or duration of such agreement, commitment or arrangement.”

II.	REPRESENTATIONS. The Loan Parties hereby represent and warrant as follows:

A.

Parent, the Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in connection herewith in accordance with its respective terms and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the duly authorized officers of Parent, the Borrower and each other Loan Party and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

B.

The execution, delivery and performance of this Agreement in accordance with its respective terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any material indenture, material agreement or other material instrument to which Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties.

C.	As of the date hereof and after giving effect to the terms of this Agreement, no Default or Event of Default has occurred and is continuing.

D.

The representations and warranties made by Parent and the Borrower in the Credit Agreement or any other Loan Document or which are contained in any certificate furnished in connection therewith are true and correct in all material respects (or in the case of a representation or warranty qualified by materiality, true and correct in all respects) on and as of the date hereof as if made on and as of such date (except for those which expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date).

III.	CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “First Amendment Effective Date”) on which the following conditions are satisfied:

A.	The Administrative Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, Requisite Lenders and the Administrative Agent.

B.

The Administrative Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Administrative Agent, the Arranger and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

C.	As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

IV.

CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

V.	MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.

On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mailed pdf or other electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.	This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 13.4 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.

Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

SUNSTONE HOTEL PARTNERSHIP, LLC, a Delaware limited liability company

By:	/s/ Aaron Reyes
Name:	Aaron Reyes
Title:	Chief Financial Officer

SUNSTONE HOTEL INVESTORS, INC., a Maryland corporation

By:	/s/ Aaron Reyes
Name:	Aaron Reyes
Title:	Chief Financial Officer

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

WB SUNSTONE-PORTLAND, LLC

SUNSTONE OCEAN, LLC

SUNSTONE K9, LLC

SUNSTONE HAWAII 3-0, LLC

SUNSTONE HOLDCO 4, LLC

SUNSTONE HOLDCO 8, LLC

SUNSTONE WHARF, LLC

KEY WEST 2016, LLC

SUNSTONE SEA HARBOR, LLC

SUNSTONE SEA HARBOR HOLDCO, LLC

SWW NO. 1, LLC

OAKS & OLIVES, LLC

CALISTOGA VINES, LLC

GOLDEN PALMS, LLC

ONE PARK BOULEVARD, LLC

SUNSTONE PARK, LLC

PWB OMALA, LLC

SUNSTONE CANAL, LLC

By:	/s/ Aaron Reyes
Name: Aaron Reyes
Title: Chief Financial Officer

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Austin Swaim
Name: Austin Swaim
Title: Director

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SUNSTONE HOTEL PARTNERSHIP, LLC, THE OTHER LOAN PARTIES PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: U.S. Bank National Association, as Lender

By:	/s/ Leonard Olsavsky
Name: Leonard Olsavsky
Title: Senior Vice President

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

Capital One, N.A., as a Lender

By:	/s/ Melissa DeVito
Name: Melissa DeVito
Title: Authorized Signatory

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SUNSTONE HOTEL PARTNERSHIP, LLC, THE OTHER LOAN PARTIES PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Bank of America, N.A., as a Lender

By:	/s/ Patricia Lu
Name: Patricia Lu
Title: Vice President

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

TRUIST BANK, as a Lender

By:	/s/ C. Vincent Hughes, Jr.
Name: C. Vincent Hughes, Jr.
Title: Director

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

REGIONS BANK, as a Lender

By:	/s/ Reid Malley
Name: Reid Malley
Title: Vice President

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SUNSTONE HOTEL PARTNERSHIP, LLC, THE OTHER LOAN PARTIES PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: Bank of Hawaii, as a Lender

By:	/s/ Terri Okada
Name: Terri Okada
Title: Senior Vice President

[If second signature block is necessary]

By:
Name:
Title:

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]

SIGNATURE PAGE TO FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, AMONG SUNSTONE HOTEL PARTNERSHIP, LLC, THE OTHER LOAN PARTIES PARTY HERETO, EACH LENDER PARTY HERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: The Huntington National Bank, as a Lender

By:	/s/ Joshua Arundel
Name:	Joshua Arundel
Title:	Senior Vice President

First Amendment to Third Amended and Restated Credit Agreement (Sunstone)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[First Amendment to Third Amended and Restated Credit Agreement (Sunstone)]